UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2017

IDEAL POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36216	14-1999058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4120 Freidrich Lane, Suite 100

Austin, Texas, 78744

(Address of Principal Executive Offices)

512-264-1542

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2017, Mark L. Baum notified Ideal Power Inc. (the “Company”) of his resignation from his positions as a member of the Board of Directors of the Company (the “Board”), chairman of the Audit Committee of the Company (the “Audit Committee”), member of the Compensation Committee of the Company, and member of the Nominating and Corporate Governance Committee of the Company (the “Nomination Committee”), in each case effective December 31, 2017. He is resigning without dispute or disagreement with the Company.

On December 18, 2017, the Board appointed Michael Turmelle to serve as a member of the Board, chairman of the Audit Committee, member of the Compensation Committee and member of the Nominating Committee. There are no family relationships between Mr. Turmelle and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Turmelle will receive cash compensation of $25,000 for his service during the fourth quarter of the Company’s fiscal year 2017. For each year of service following the fourth quarter of 2017, Mr. Turmelle will receive $40,000 in cash compensation as well as options to purchase shares of Company common stock having a grant date fair value of $30,000, which will vest in equal quarterly installments over the one year period following the date of grant, subject to continued service to the Company.

On December 18, 2017, the Board approved reduced annual compensation to be paid to the independent directors, effective January 1, 2018, as follows: each of the independent directors shall receive cash compensation of $40,000 and options to purchase shares of Company common stock having a grant date fair value of $30,000, which will vest in equal quarterly installments over the one year period following the date of grant, subject to continued service to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: December 19, 2017

IDEAL POWER INC.

By:	/s/ Timothy Burns
Timothy Burns
Chief Financial Officer